SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 12, 1999



                               Sparta Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


      000-19318                                          41-1618240
(Commission File Number)               (I.R.S. Employer Identification Number)


                             1565 First Avenue N.W.
                          New Brighton, Minnesota 55112
               (Address of Principal Executive Offices) (Zip Code)


                                 (651) 697-5500
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

          On November 12, 1999, Sparta Foods, Inc. and Cenex Harvest States Cooperatives jointly announced that they have entered into an agreement under which Cenex Harvest States has been granted, until December 31, 1999, the exclusive right to negotiate the acquisition of Sparta Foods. A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired:

                           Not Applicable

         (b)      Pro Forma Financial Information:

                           Not Applicable

         (c)      Exhibits:

                  99.1     Press Release dated November 12, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SPARTA FOODS, INC.



Date:  November 15, 1999           By  /s/ A. Merrill Ayers
                                     A. Merrill Ayers, Chief Financial Officer

                                  EXHIBIT INDEX

                                       to

                           November 12, 1999 Form 8-K

                               Sparta Foods, Inc.



Exhibit Number             Exhibit Description


      99.1                 Press Release dated November 12, 1999.